The Torray Fund
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 98.9%	Shares	Value
Communication Services - 4.7%
Alphabet, Inc. - Class A	100,570	$16,991,302

Consumer Discretionary - 11.5%
Home Depot, Inc.	36,120	15,500,176
Lennar Corp. - Class B	95,840	15,797,307
Ulta Beauty, Inc. (a)	26,650	10,303,956
		41,601,439

Energy - 10.5%
EOG Resources, Inc.	111,935	14,916,458
Phillips 66	91,425	12,249,121
Schlumberger NV	245,240	10,775,846
		37,941,425

Financials - 33.2%(b)
American Express Co.	55,285	16,844,234
Berkshire Hathaway, Inc. - Class B (a)	48,995	23,665,565
Chubb Limited	52,650	15,201,634
Fiserv, Inc. (a)	73,325	16,201,892
JPMorgan Chase & Co.	58,430	14,591,140
Marsh & McLennan Cos., Inc.	75,811	17,681,399
W R Berkley Corp.	240,952	15,553,452
		119,739,316

Health Care - 15.0%
Amgen, Inc.	40,660	11,501,494
Johnson & Johnson	105,365	16,332,629
Royalty Pharma PLC - Class A	505,725	13,482,628
UnitedHealth Group Inc.	20,665	12,609,783
		53,926,534

Industrials - 8.6%
Eaton Corp. PLC	40,635	15,255,192
General Dynamics Corp.	55,255	15,692,972
		30,948,164

Information Technology - 15.4%
Applied Materials, Inc.	50,515	8,825,476
Hewlett Packard Enterprise Co.	494,150	10,485,863
Keysight Technologies, Inc. (a)	82,000	14,008,880
Qualcomm, Inc.	60,015	9,514,178
Texas Instruments, Inc.	63,980	12,861,899
		55,696,296
TOTAL COMMON STOCKS (Cost $197,440,531)		356,844,476

SHORT-TERM INVESTMENTS - 1.0%		Value
Money Market Funds - 1.0%	Shares
Fidelity Government Portfolio - Class Institutional, 1.00% (c)	3,530,071	3,530,071
TOTAL SHORT-TERM INVESTMENTS (Cost $3,530,071)		3,530,071

TOTAL INVESTMENTS - 99.9% (Cost $200,970,602)		360,374,547
Other Assets in Excess of Liabilities - 0.1%		242,058
TOTAL NET ASSETS - 100.0%		$360,616,605
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

The Torray Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:
 THE TORRAY FUND
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$356,844,476	$–	$–	$356,844,476
Money Market Funds	3,530,071	–	–	3,530,071
Total Investments	$360,374,547	$–	$–	$360,374,547

Refer to the Schedule of Investments for further disaggregation of investment categories.

Sector Classification as of November 30, 2024
(% of Net Assets)
Financials	$119,739,316	33.2%
Information Technology	55,696,296	15.4
Health Care	53,926,534	15.0
Consumer Discretionary	41,601,439	11.5
Energy	37,941,425	10.5
Industrials	30,948,164	8.6
Communication Services	16,991,302	4.7
Money Market Funds	3,530,071	1.0
Other Assets in Excess of Liabilities	242,058	0.1
	360,616,605	100.0%

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.